UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 15, 2018

CHINA BULL MANAGEMENT, INC.

 (Exact Name of Registrant as Specified in its Charter)

Virginia	333-172251	27-4344306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8110 Westbury Drive

Richmond, Virginia 23229

 (804) 337-0784

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

After months of discussion with the SEC, EDGAR filing access for China Bull Management, Inc. (CHBM) (the “company”) has been returned to the company.  In the interim, several unauthorized filings have been posted.  The market is hereby noticed that those filings, posted between July, 2016 and December, 2016, are not accurate and should not be relied upon when making decisions about the company.  The company is working to bring filings current as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2018

China Bull Management, Inc.

By: /s/ Richard J. Freer, Ph.D.

Name:  Richard J. Freer, Ph.D.

Title:   President and Chief Executive Officer